SCUDDER FUNDS TRUST

                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 225-5163
                                                                October 15, 1996

To the Shareholders:

     A Special Meeting of Shareholders of Scudder Funds Trust (the "Trust"), consisting of Scudder Short Term Bond Fund and Scudder Zero Coupon 2000 Fund (the "Funds") is to be held at 3:00 p.m., eastern time, on Monday, December 2, 1996, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Special Meeting the shareholders will elect Trustees of the Trust and consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Funds' independent accountants. In addition, the shareholders present will hear a report on the Funds. There will be an opportunity to discuss matters of interest to you as a shareholder.

     Your Fund's Trustees recommend that you vote in favor of each of the foregoing matters.

                                                    Respectfully,

                                                    /s/Daniel Pierce
                                                    Daniel Pierce
                                                    President

--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                               SCUDDER FUNDS TRUST


                    Notice of Special Meeting of Shareholders

To the Shareholders of
Scudder Short Term Bond Fund
and Scudder Zero Coupon 2000 Fund:

Please take notice that a Special Meeting of Shareholders of Scudder Funds Trust (the "Trust"), consisting of Scudder Short Term Bond Fund and Scudder Zero Coupon 2000 Fund (the "Funds") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 on Monday, December 2, 1996, at 3:00 p.m., eastern time, for the following purposes:

     (1) To elect seven Trustees to hold office until their respective successors shall have been duly elected and qualified;

     (2) To ratify or reject the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P. as independent accountants for the Funds for the fiscal year ending December 31, 1997.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of beneficial interest of the Funds at the close of business on October 4, 1996 are entitled to vote at the meeting and at any adjournments thereof.

                                              By Order of the Board of Trustees,
October 15, 1996                              THOMAS F. McDonough, Secretary



--------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card(s) may save the Trust the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                               SCUDDER FUNDS TRUST
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                 PROXY STATEMENT
                                     General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Scudder Funds Trust (the "Trust") for use at the Special Meeting of Shareholders of Scudder Short Term Bond Fund and Scudder Zero Coupon 2000 Fund (the "Funds"), to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Monday, December 2, 1996 at 3:00 p.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are first being mailed to shareholders on or about October 15, 1996, or as soon as practicable thereafter. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust at the principal executive office of the Trust, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

     The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Funds from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a plurality and majority, respectively, of shares voting at the Meeting.

     Shareholders of the Funds will vote together on the matters set forth in this Proxy Statement. Holders of record of shares of beneficial interest of the Funds at the close of business on October 4, 1996 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. Shares of the Funds outstanding on the Record Date were as follows:
                       Fund                                       Shares
                       ----                                       ------
        Scudder Short Term Bond Fund                           138,458,355
        Scudder Zero Coupon 2000 Fund                            2,151,680


     The Funds provide periodic reports to all shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for either Fund, without charge, by calling (800) 225-2470 or writing the Funds at P.O. Box 2291, Boston, Massachusetts 02107-2291.


                            (1) ELECTION OF TRUSTEES

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Trustees of the Trust to serve until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If a nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Trustees to replace such nominee. The Board of Trustees recommends that shareholders vote in favor of the election of the nominees listed below.

Information Concerning Nominees


     The following table sets forth certain information concerning each of the nominees as a Trustee of the Trust. With the exceptions of Mr. Ladd and Ms. Quirk, each of the nominees is now a Trustee of the Trust. Mr. Ladd, if elected, will replace Lynn S. Birdsong as Trustee. Ms. Quirk, if elected, will replace Juris Padegs as Trustee, who will be retiring from the Board on December 2, 1996. Unless otherwise noted, each of the nominees has engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.



                          Present Office with the
                          Trust, if any; Principal                                    Shares
                          Occupation or Employment                 Year First       Beneficially
                        and Directorships in Publicly               Became a         Owned on          Percent
  Name (Age)                  Held Companies                         Trustee      August 31, 1996(1)   of Class
  ----------            -----------------------------              ----------     ------------------   --------

 Daniel Pierce (62)*#     President;  Chairman  of  the  Board        1991        Short Term            less than
                          and  Managing  Director  of Scudder,                    Bond Fund: 320(2)     1/4 of 1%
                          Stevens  &  Clark,  Inc.;  Director,
                          Fiduciary  Trust  Company  (bank and                    Zero Coupon              --
                          trust    company)   and    Fiduciary                    2000 Fund: 0
                          Company   Incorporated   (bank   and
                          trust  company).  Mr.  Pierce serves
                          on the  boards of an  additional  47
                          funds managed by Scudder.



Sheryle J. Bolton         Consultant;    President and   Chief        1996        Short Term               --
     (50)                 Operating Officer,   Physicians' On-                    Bond Fund: 0
                          line, Inc.  (electronic transmission
                          of    clinical   information     for
                          physicians)   (1994-95);     Member,                    Zero Coupon              --
                          Senior       Management        Team,                    2000 Fund: 0
                          Rockefeller     &    Co.  (1990-93).
                          Ms.  Bolton serves on the  boards of
                          an  additional  seven funds  managed
                          by Scudder.



                                       2

                          Present Office with the
                          Trust, if any; Principal                                    Shares
                          Occupation or Employment                 Year First       Beneficially
                        and Directorships in Publicly               Became a         Owned on          Percent
  Name (Age)                  Held Companies                         Trustee      August 31, 1996(1)   of Class
  ----------            -----------------------------              ----------     ------------------   --------

 Thomas J. Devine         Consultant.  Mr.  Devine  serves  on        1982        Short Term               --
     (69)                 the  boards  of  an   additional  18                    Bond Fund: 0
                          funds managed by Scudder.
                                                                                  Zero Coupon              --
                                                                                  2000 Fund: 0


 Peter B. Freeman (64)    Trustee,      Eastern      Utilities        1982        Short Term           less than
                          Associates; and Director, AMICA Life                    Bond Fund: 14,463    1/4 of 1%
                          Insurance  Co.   and  AMICA   Mutual
                          Insurance Co.  Mr. Freeman serves on                    Zero Coupon
                          the  boards  of  an   additional  17                    2000 Fund: 0
                          funds managed by Scudder.



 Dudley H. Ladd (52)*     Managing    Director   of   Scudder,         --         Short Term               --
                          Stevens  &  Clark,   Inc.  Mr.  Ladd                    Bond Fund: 0
                          serves  on the  boards  of 32  funds
                          managed by Scudder.                                     Zero Coupon              --
                                                                                  2000 Fund: 0


 Dr. Wilson Nolen         Consultant;   Director,   Ecohealth,        1982        Short Term               --
     (69)                 Inc.  (biotechnology  company).  Dr.                    Bond Fund: 0
                          Nolen  serves  on the  boards  of an
                          additional   17  funds   managed  by                    Zero Coupon              --
                          Scudder.                                                2000 Fund: 0


 Kathryn L. Quirk (43)*   Vice    President    and   Assistant         --         Short Term               --
                          Secretary;  Managing   Director   of                    Bond Fund: 0
                          Scudder,  Stevens  & Clark, Inc. Ms.
                          Quirk  serves  on  the  board of one                    Zero Coupon              --
                          fund   managed   by Scudder.                            2000 Fund: 0




                                  Sole           Shared      Sole voting
                                investment      investment      but no
 All Trustees and Officers      and voting      and voting    investment              Percent
 as a group                      power           power        power(2)      Total     of Class
 -------------------------     -----------     -----------   -----------    -----     --------

     Short Term Bond Fund      21,856            44,353       672,265      738,474    less than
                                                                                         1%
     Zero Coupon 2000 Fund        0                 0          87,696       87,696      3.99%


* Nominees considered by the Trust and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940) of the Trust or of the Funds' investment adviser, Scudder, Stevens & Clark, Inc. Messrs. Ladd and Pierce, and Ms. Quirk are deemed to be "interested persons" because of their affiliation with the Funds' investment adviser, or because they are Officers of the Funds or both.


#  Mr. Pierce is a member of the Executive Committee of the Trust.

(1)The information as to beneficial ownership is based on statements furnished to the Trust by the nominees and Trustees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2)Mr. Pierce's total shares in Short Term Bond Fund includes 69 shares owned by members of his family with whom he shares investment and voting power.

(3)Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as trustee.


     Certain accounts for which the Adviser acts as investment adviser owned 8,774,222 shares in the aggregate or 6.25% of the outstanding shares of Short Term Bond Fund on August 31, 1996. The Adviser may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of August 31, 1996, 178,549 shares in the aggregate or 8.13% of the outstanding shares of Zero Coupon 2000 Fund, were held in the name of Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94101-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Except as noted above, to the best of each Fund's knowledge, as of August 31, 1996, no other person owned beneficially more than 5% of any of the Fund's outstanding voting securities.

Responsibilities of the Board--Board and Committee Meetings

     The Board of Trustees is responsible for the general oversight of the Funds' business. A majority of the Board's members are not affiliated with Scudder. These "Independent Trustees" have primary responsibility for assuring that a Fund is managed in the best interests of its shareholders.

     The Board of Trustees meets at least quarterly to review the investment performance of a Fund and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to Scudder and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, a Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by Scudder and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Independent Trustees.

     All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Funds' independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Independent Trustees met eight times during 1995, including Board and Committee meetings and meetings to review a Fund's contractual arrangements as described above. As a group, the Independent Trustees had at least a 75% attendance record for all such meetings, except Mr. Birdsong who attended 50% of the meetings of the Board of Trustees and related committees on which he serves.

Executive Officers

     In addition to Mr. Pierce and Ms. Quirk, Nominees who are also Officers of the Trust, the following persons are Executive Officers of the Trust:

                                            Present Office with the Trust;                   Year First
           Name (Age)                   Principal Occupation or Employment(1)           Became an Officer (2)
           ----------                   -----------------------------------             -----------------
 Jerard K. Hartman (63)          Vice President; Managing Director of Scudder,                  1990
                                 Stevens & Clark, Inc.
 Thomas W. Joseph (57)           Vice President; Principal of Scudder, Stevens &                1986
                                 Clark, Inc.
 David S. Lee (62)               Vice President; Managing Director of Scudder,                  1983
                                 Stevens & Clark, Inc.
 Thomas M. Poor (43)             Vice President; Managing Director of Scudder,                  1996
                                 Stevens & Clark, Inc.
 Thomas F. McDonough (49)        Vice President, Secretary and Assistant Treasurer;             1984
                                 Principal of Scudder, Stevens & Clark, Inc.
 Pamela A. McGrath (42)          Vice President and Treasurer; Managing Director of             1990
                                 Scudder, Stevens & Clark, Inc.
 Edward J. O'Connell (51)        Vice President and Assistant Treasurer; Principal              1987
                                 of Scudder, Stevens & Clark, Inc.
 Coleen Downs Dinneen (35)       Assistant Secretary; Vice President of Scudder,                1992
                                 Stevens & Clark, Inc.

   (1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

   (2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Trust.

Compensation of Trustees

     The Independent Trustees receive the following compensation from the Trust: an annual trustee's fee of $4,000; a fee of $200 per Fund for attendance at each Board meeting, audit committee meeting, or other meeting held for the purposes of considering arrangements between a Fund and Scudder or any affiliate of Scudder; $75 for any other committee meeting (although in some cases the Independent Trustees have waived committee meeting fees); and reimbursement of expenses incurred for travel to and from Board and Committee Meetings. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences, service on special trustee task forces or subcommittees or service as lead or liaison trustee. Independent Trustees do not receive any employee benefits such as pension, retirement or health insurance.

     The Independent Trustees also serve in the same capacity for other funds managed by Scudder. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during 1995 from the Fund and from all Scudder funds as a group.

                                       Scudder Funds Trust*                All Scudder Funds
                                       --------------------                -----------------
 Sheryle J. Bolton                              $0**                    $5,101          (7 funds)
 Thomas J. Devine                             $8,600                  $146,267          (17 funds)
 Peter B. Freeman                             $8,200                  $126,750          (26 funds***)
 Dr. Wilson Nolen                             $8,200                  $148,342          (16 funds)


*    Scudder Funds Trust consists of two mutual funds:  Scudder Short Term Bond Fund and
     Scudder Zero Coupon 2000 Fund.

**   Ms. Bolton became a Trustee of the Trust on January 1, 1996.

***  This  does  not   include   membership   on  the  Board  of   Institutional
     International Equity Portfolio which commenced operations on April 3, 1996.

     Members of the Board of Trustees who are employees of Scudder or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of Scudder, which in turn receives an investment advisory fee from the Fund.

Required Vote

     Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Board of Trustees recommends that shareholders vote in favor of each of the nominees.

  (2) RATIFICATION OR REJECTION OF THE SELECTION OF COOPERS & LYBRAND L.L.P. AS
                             INDEPENDENT ACCOUNTANTS

     At a meeting held on June 19, 1996, all members of the Board of Trustees, including a majority of the Non-Interested Trustees, selected Coopers & Lybrand L.L.P. as the Funds' independent accountants for the fiscal year ending December 31, 1997 to examine the Funds' books and accounts and to certify the Funds' financial statements. Coopers & Lybrand L.L.P. are independent accountants and have advised the Trust that they have no direct financial interest or material indirect financial interest in the Trust. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

     The Funds' financial statements for the fiscal year ended December 31, 1995 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviews the financial statements included in the Funds' semiannual and annual reports and their filings with the Securities and Exchange Commission.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Board of Trustees recommends that shareholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

                             ADDITIONAL INFORMATION
Investment Adviser

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder's subsidiary, Scudder Investor Services, Inc., Two International Place, Boston, MA 02110, acts as the principal underwriter for shares of registered open-end investment companies. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

Other Matters

     The Board of Trustees does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

---------------------------

*   Two International Place, Boston, Massachusetts

#   345 Park Avenue, New York, New York

+++ 101 California Street, San Francisco, California

@   Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     Please complete and sign the enclosed proxy card(s) and return it in the envelope provided so that the Meeting may be held and action may be taken, with the greatest possible number of shares participating, on the matters described in this Proxy Statement. This will not preclude your voting in person if you attend the Meeting.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Trust, personnel of Scudder or an agent of the Funds for compensation. The expenses connected with the solicitation of proxies and with any further proxies which may be solicited will be borne by the Funds. The Funds will reimburse banks, brokers and other persons holding the Funds' shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by December 2, 1996, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

Shareholder Proposals

     Shareholders wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholders' meeting should send their written proposals to Thomas F. McDonough, Secretary of the Trust, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such shareholders' meeting. The timely submission of a proposal does not guarantee its inclusion.

345 Park Avenue                                By Order of the Board of Trustees
New York, New York 10154                       THOMAS F. MCDONOUGH
                                               Secretary

October 15, 1996

PROXY                         SCUDDER FUNDS TRUST                          PROXY
                THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

               Special Meeting of Shareholders--December 2, 1996


   The undersigned hereby appoints Dudley H. Ladd, Dr. Wilson Nolen and Daniel Pierce and each of them, the proxies for the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Funds Trust consisting of Scudder Short Term Bond Fund and Scudder Zero Coupon 2000 Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of Scudder Funds Trust, to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on December 2, 1996 at 3:00 p.m., eastern time, and at any adjournments thereof.


Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each item listed below.

1. The election of Trustees;
    FOR all nominees listed below                    WITHHOLD  AUTHORITY
    (except as marked to the contrary below) /___/   to vote for all nominees listed below /___/


Nominees:  Daniel Pierce, Sheryle J. Bolton, Thomas J. Devine, Peter B. Freeman,
   Dudley H. Ladd, Dr. Wilson Nolen, and Kathryn L. Quirk.


(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

 ---------------------------------------------------------------------


2.   Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's    FOR /---/  AGAINST /---/  ABSTAIN /---/
     independent accountants.


The proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

                                                          Please sign exactly as your name or names appear.
                                                          When signing as attorney, executor, administrator,
                                                          trustee or guardian, please give your full title as such.


                                                                --------------------------------------------------
                                                                          (Signature of Shareholder)

                                                                --------------------------------------------------
                                                                       (Signature of joint owner, if any)

                                                                Date----------------------------------------, 1996

                         PLEASE SIGN AND RETURN IN ENCLOSED ENVELOPE
                                    NO POSTAGE IS REQUIRED
